UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06574

The Latin American Discovery Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 22nd Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 33rd Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	6/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

2005 Semi-Annual Report

June 30 2005

The Latin American Discovery Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

The Latin American Discovery Fund, Inc.

Directors

Charles A. Fiumefreddo

Michael Bozic

Edwin J. Garn

Wayne E. Hedien

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael Nugent

Fergus Reid

Officers

Charles A. Fiumefreddo

Chairman of the Board

Mitchell M. Merin

President

Ronald E. Robison

Executive Vice President

and Principal Executive

Officer

Joseph J. McAlinden

Vice President

Barry Fink

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President

James W. Garrett

Treasurer and Chief

Financial Officer

Carsten Otto

Chief Compliance Officer

Michael J. Leary

Assistant Treasurer

Mary E. Mullin

Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

Custodian

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10030

1 (800) 278-4353

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 221-6726 or visit our website at www.morganstanley.com/im.

© 2005 Morgan Stanley

The Latin American Discovery Fund, Inc.

Letter to Stockholders	Overview

Performance

For the six months ended June 30, 2005, The Latin American Discovery Fund, Inc. (the “Fund”)  had a total return, based on net asset value per share of 11.95%, net of fees, compared to 11.36% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Net Index (the “Index”). On June 30, 2005, the closing price of the Fund’s shares on the New York Stock Exchange was $20.00, representing a 13.5% discount to the Fund’s net asset value per share.

Factors Affecting Performance

•      Overall stock selection scores were positive contributors while country allocation scores were mixed.  Stock selection in Mexico (domestic sectors) and country allocations to Chile (+9.9% Index return) and Peru (+4.6%) were primary contributors to relative returns.  Stock selection in Brazil (wireless sector) and an underweight position in Argentina (+25.1%) were the primary detractors to relative returns.

•      During the six months ending June 30, 2005, Latin Markets, as measured by the Index, gained 11.4%.  Latin Markets continued to outpace developed markets as robust global economic growth and rising commodity prices bolstered these markets.  Latin America’s shining star, Brazil (+12.3%), led the way with rising net capital inflows and strong exports.  Furthering Brazil’s attraction was the government’s determination to push forth structural reforms.   Mexico, despite recent political concerns, performed well, gaining 10.1% as economic and earnings growth remained supportive.  Chile, despite trailing regional gains, rose 6.5% as strong economic data, low interest rates and high copper prices supported market sentiment.

Management Strategies

•      The Fund continues to integrate a top-down country allocation and bottom-up stock selection with a growth bias utilizing a rigorous and fundamental research approach that considers dynamics, valuation and investor sentiment.

•      We currently maintain our long-term positive outlook for Latin America given relative valuations and fundamentals.  Latin American markets, despite anxiety over slowing global growth and rising inflation, have shown remarkable resilience over the last quarter. The behavior of Latin markets during the most recent turmoil in global markets has been very telling, in our view, of the maturity of the asset class, namely its declining volatility and improved economic and company fundamentals.  Near-term, we will continue to monitor developments regarding global economic growth, U.S. interest rates, events in China and political developments in Brazil and Mexico.  Our long-term outlook remains positive as economic fundamentals and valuations continue to remain supportive of the asset class.  Many countries are structurally better positioned to withstand the tough global environment given flexible and competitive exchange rates, current account surpluses and fiscal discipline.  Meanwhile, company fundamentals have improved dramatically. At the same time, earnings growth has kept up with the increase in stock prices. Valuations are not glaring and are still in line with historical norms.

•      The Fund’s largest country allocations remain Brazil and Mexico. On a relative basis, we are overweight Mexico and Brazil.  We remain underweight the rest of the region.   While the Fund remains overweight Brazil we have begun to trim the Fund’s position in names that have recently outperformed and now, in our opinion, trade ahead of fundamentals.  We are increasingly concerned over the weak prospects for reform in the country and over impact of lingering high interest rates on growth both in the 2nd half of 2005 and in 2006. While we reduced positions in Brazil, we maintain a positive bias as fundamentals are strong and we do not expect recent political events to undermine the government’s fiscal resolve. Our outlook for Mexico, despite recent political noise, remains positive as overall economic fundamentals and valuations remain attractive.  In Mexico, the increased reliance on domestic financing, high oil prices and overall orthodox monetary and fiscal policies are likely to provide support to the market as political noise increases later in the year.  We expect a broad based recovery in the country and for corporate earnings to come in above average.

•      Overall, the Fund remains overweight the domestic sectors in Latin America as we continue to expect consumer consumption to remain robust for most of the region supported by low interest rates, large pent-up consumer demand and stronger local economies. We remain focused on wireless telecommunications, energy and financials given each sector’s strong secular growth prospect from an emerging local consumer and solid regional growth.

Sincerely,

Ronald E. Robison
Executive Vice President—
Principal Executive Officer

July 2005

The Latin American Discovery Fund, Inc.

Investment Advisory Agreement Approval	June 30, 2005 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Ad-viser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Fund’s performance was better than its performance peer group average for all three periods.  The Board concluded that performance was satisfactory.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Fund under the Management Agreement and the total expense ratio of the Fund. The Board noted that: (i) the Fund’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; but (ii) the Fund’s total expense ratio was lower than the average total expense ratio of the funds included in the Fund’s expense peer group. The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Fund so that the total expense ratio of the Fund was less than the total expense ratio of the funds in the expense peer group average.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and is not a growth fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

The Latin American Discovery Fund, Inc.

Investment Advisory Agreement Approval	June 30, 2005 (unaudited)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section).  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network (“ECN”).  The Board considered the float benefits and the above-referenced ECN-related revenue and concluded that they were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund.  The Adviser informed the Board that it does not use Fund commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year.

The Latin American Discovery Fund, Inc.

Portfolio of Investments	June 30, 2005 (unaudited)

		Value
	Shares	(000)
COMMON STOCKS (97.6%) (Unless Otherwise Noted)
Argentina (0.6%)
Energy Equipment & Services
Tenaris SA ADR	14,980	$1,173
Brazil (54.0%)
Aerospace & Defense
Empresa Brasileira de Aeronautica SA ADR	102,900	3,403
Airlines
Gol Linhas Aereas Inteligentes SA ADR	29,990	901
Chemicals
Braskem SA (Preference)	24,726	209
Braskem SA ADR	64,000	1,074
		1,283
Commercial Banks
Banco Bradesco SA (Preference)	45,218	1,608
Banco Bradesco SA ADR	99,565	3,524
Banco Itau Holding Financeira SA (Preference)	16,135	3,001
Banco Itau Holding Financeira SA ADR	78,319	7,244
Banco Nacional SA (Preference)	(a)95,420,000	@—
Unibanco	135,736	1,049
Unibanco GDR	114,710	4,430
		20,856
Diversified Financial Services
Bradespar SA (Preference)	129,780	2,206
Diversified Telecommunication Services
Brasil Telecom SA (Preference)	1,361,409	6
Embratel Participacoes SA (Preference)	(a)1,208,651,961	2,547
Tele Norte Leste Participacoes SA	84,700	1,944
		4,497
Electric Utilities
CEMIG SA (Preference)	12,616,670	401
CEMIG SA ADR	111,033	3,536
CPFL Energia SA	137,900	1,087
CPFL Energia SA ADR	38,600	915
		5,939
Metals & Mining
CSN SA	12,304	201
CSN SA ADR	62,488	1,009
CVRD ADR	683,146	17,352
CVRD, ‘A’ (Preference)	16,803	$426
Gerdau SA	57,765	465
Gerdau SA (Preference)	168,265	1,629
Gerdau SA ADR	123,635	1,203
		22,285
Oil & Gas
Petrobras SA (Preference)	17,342	799
Petrobras SA ADR (Preference)	440,698	20,290
Petrobras SA ADR	158,141	8,244
		29,333
Paper & Forest Products
Suzano Bahia Sul Papel e Celulose SA (Preference)	165,070	693
Pharmaceuticals
Natura Cosmeticos SA	27,338	871
Road & Rail
All America Latina Logistica SA (Preference)	39,300	1,169
Transportation Infrastructure
Cia de Concessoes Rodoviarias	58,060	1,362
Wireless Telecommunication Services
Telesp Celular Participacoes SA (Preference)	(a)763,111	3,242
Telesp Celular Participacoes SA ADR	(a)272,951	1,166
Tim Participacoes SA (Preference)	584,517,600	926
Tim Participacoes SA ADR	49,700	785
		6,119
		100,917
Chile (3.6%)
Electric Utilities
Enersis SA ADR	639,900	6,681
Colombia (1.1%)
Commercial Banks
BanColombia SA ADR	126,600	2,024
Mexico (37.3%)
Beverages
Femsa ADR	92,000	5,480
Commercial Banks
Grupo Financiero Banorte SA de CV, ‘O’	440,640	2,911
Construction & Engineering
Empresas ICA Sociedad Controladora SA de CV	(a)2,132,000	867
Construction Materials
Cemex SA de CV	619,294	2,633

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

		Value
	Shares	(000)
Mexico (cont’d)
Food & Staples Retailing
Organizacion Soriana SA de CV, ‘B’	(a)217,410	$906
Wal-Mart de Mexico SA de CV ADR	11,579	470
Wal-Mart de Mexico SA de CV, ‘V’	3,673,297	14,950
		16,326
Household Durables
Urbi Desarrollos Urbanos SA de CV	(a)148,900	819
Household Products
Kimberly-Clark de Mexico SA de CV, ‘A’	956,840	3,284
Media
Grupo Televisa SA ADR	203,720	12,649
Metals & Mining
Grupo Mexico SA de CV, ‘B’	873,800	1,427
Transportation Infrastructure
Grupo Aeroportuario del Sureste SA de CV ADR	21,690	691
Wireless Telecommunication Services
America Movil SA de CV, ‘L’ ADR	380,819	22,701
		69,788
Peru (1.0%)
Metals & Mining
Cia de Minas Buenaventura SA ADR	42,490	977
Southern Peru Copper Corp.	21,590	925
		1,902
TOTAL COMMON STOCKS
(Cost $125,900)		182,485

No. of
Rights
RIGHTS (0.0%)
Brazil (0.0%)
Wireless Telecommunication Services
Telesp Celular Participacoes SA, expiring 7/28/05
(Cost $ @—)	(a)35,319	25

	Face
	Amount	Value
	(000)	(000)
SHORT-TERM INVESTMENT (2.3%)
United States (2.3%)
Repurchase Agreement
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $4,342
(Cost $4,342)	$ (b)4,342	$4,342
TOTAL INVESTMENTS (99.9%)
(Cost $130,242)		186,852
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		100
NET ASSETS (100%)		$186,952

(a)	Non-income producing.
(b)

Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
BRL	1,443	$618	7/5/05	USD	613	$613	$(5)
MXN	6,782	631	7/1/05	USD	630	630	(1)
MXN	2,602	242	7/5/05	USD	241	241	(1)
USD	510	510	7/1/05	BRL	1,199	514	4
		$2,001				$1,998	$(3)

BRL — Brazilian Real

MXN— Mexican Peso

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry, as a percentage of total investments.

* Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

Financial Statements (unaudited)

Statement of Assets and Liabilities

June 30, 2005 (000)
Assets:
Investments, at Value (Cost $130,242)	$186,852
Cash	25
Receivable for Investments Sold	5,708
Dividends Receivable	334
Foreign Currency, at Value (Cost $235)	237
Unrealized Appreciation on Foreign Currency Exchange Contracts	4
Other Assets	11
Total Assets	193,171
Liabilities:
Payable For:
Dividends Declared	3,462
Investments Purchased	2,397
Investment Advisory Fees	187
Custodian Fees	33
Directors’ Fees and Expenses	19
Unrealized Depreciation on Foreign Currency Exchange Contracts	7
Administration Fees	6
Other Liabilities	108
Total Liabilities	6,219
Net Assets
Applicable to 8,085,846, Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$186,952
Net Asset Value Per Share	$23.12
Net Assets Consist of:
Common Stock	$81
Paid-in Capital	102,117
Undistributed (Distributions in Excess of) Net Investment Income	2,165
Accumulated Net Realized Gain (Loss)	25,967
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	56,622
Net Assets	$186,952

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

Financial Statements

Statement of Operations

Six Months Ended June 30, 2005 (unaudited) (000)
Investment Income
Dividends (Net of $19 of Foreign Taxes Withheld)	$3,490
Interest	28
Total Investment Income	3,518
Expenses
Investment Advisory Fees (Note B)	1,114
Administrative Fees (Note C)	78
Custodian Fees (Note D)	54
Professional Fees	35
Stockholder Reporting Expenses	20
Stockholder Servicing Agent	7
Directors’ Fees and Expenses	4
Other Expenses	66
Total Expenses	1,378
Waiver of Administration Fees (Note C)	(42)
Expense Offset (Note D)	@—
Net Expenses	1,336
Net Investment Income (Loss)	2,182
Net Realized Gain (Loss) on:
Investments	26,221
Foreign Currency Transactions	46
Net Realized Gain (Loss)	26,267
Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,032)
Foreign Currency Translations	1
Change in Unrealized Appreciation (Depreciation)	(8,031)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	18,236
Net Increase (Decrease) in Net Assets Resulting from Operations	$20,418

@      Amount is less than $500.

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005 (unaudited) (000)	Year Ended December 31, 2004 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,182	$2,546
Net Realized Gain (Loss)	26,267	23,340
Change in Unrealized Appreciation (Depreciation)	(8,031)	33,733
Net Increase (Decrease) in Net Assets Resulting from Operations	20,418	59,619
Distributions from and/or in Excess of:
Net Investment Income	(175)	(2,471)
Net Realized Gain	(3,288)	—
Total Distributions	(3,463)	(2,471)
Capital Share Transactions:
Repurchase of Shares (948,967 and 1,646,591 Shares, Respectively)	(20,495)	(23,787)
Total Increase (Decrease)	(3,540)	33,361
Net Assets:
Beginning of Period	190,492	157,131
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $2,165 and $158, Respectively)	$186,952	$190,492

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Six Months Ended
	June 30, 2005		Year Ended December 31,
	(unaudited)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$21.08		$14.71	$9.33	$11.90	$12.04	$14.11
Net Investment Income (Loss)	0.24	†	0.27 †	0.27 †	0.18†	0.32	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.22		6.36	5.39	(2.61)	(0.41)	(2.16)
Total from Investment Operations	2.46		6.63	5.66	(2.43)	(0.09)	(2.12)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.27)	(0.29)	(0.16)	(0.11)	(0.10)
Net Realized Gain	(0.41)		—	—	—	—	—
Total Distributions	(0.43)		(0.27)	(0.29)	(0.16)	(0.11)	(0.10)
Anti-Dilutive Effect of Share Repurchase Program	0.01		0.01	0.01	0.02	0.06	0.15
Net Asset Value, End of Period	$23.12		$21.08	$14.71	$9.33	$11.90	$12.04
Per Share Market Value, End of Period	$20.00		$18.27	$12.79	$7.60	$9.70	$9.50
TOTAL INVESTMENT RETURN:
Market Value	11.74	%**	45.09%	72.01%	(20.15)%	3.23%	(10.33)%
Net Asset Value (1)	11.95	%**	45.55%	61.12%	(20.08)%	(0.08)%	(13.86)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$186,952		$190,492	$157,131	$100,250	$129,192	$134,283
Ratio of Expenses to Average Net Assets(2)	1.38	%*	1.45%	1.47%	1.58%	1.75%	1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	2.25	%*	1.65%	2.40%	1.66%	2.59%	0.26%
Portfolio Turnover Rate	33	%**	60%	71%	53%	32%	46%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.38	%*	N/A	N/A	N/A	N/A	N/A
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.42	%*	1.46%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.21	%*	1.64%	N/A	N/A	N/A	N/A

(1)           Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†              Per share amount is based on average shares outstanding.

*              Annualized

**           Not Annualized

The accompanying notes are an integral part of the financial statements.

The Latin American Discovery Fund, Inc.

Notes to Financial Statements	June 30, 2005 (unaudited)

The Latin American Discovery Fund, Inc. (the “Fund”) was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.             Security Valuation:   Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.             Repurchase Agreements:   The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.             Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

The Latin American Discovery Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4.             Foreign Currency Exchange Contracts:  The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.             Other:  Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund’s average weekly net assets.

C. Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an administration agreement for a monthly fee, computed weekly and payable monthly, which on an annual basis equals to 0.08% of the average weekly net assets of the Fund.  As approved by the Board of Directors, MS Investment Management has agreed to limit the administration fee so that it will be no greater than the old administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum.  This waiver is voluntary and may be terminated at any time.  For the six months ended June 30, 2005, $42,000 of administration fees were waived pursuant to this arrangement.  Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund.  For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.  Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D. Custodian Fees: JPMorgan Chase Bank serves as custodian for the Fund.  The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Latin American Discovery Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses.  These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests.  Such taxes are generally based on income and/or capital gains earned or repatriated.  Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 were as follows:

2004 Distributions Paid From: (000)		2003 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$2,471	$—	$3,115	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are generally due to differing treatments of gains and losses related to foreign currency transactions. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$194	$3,652

At June 30, 2005, the U.S. Federal income tax cost basis of investments was $130,242,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $56,610,000 of which $59,739,000 related to appreciated securities and $3,129,000 related to depreciated securities.

During the year ended December 31, 2004, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $18,659,000.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund did not defer any post-October capital, currency and passive foreign investment company losses to January 1, 2005, for U.S. Federal income tax purposes.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Other: During the six months ended June 30, 2005, the Fund made purchases and sales totaling approximately $62,093,000 and $85,834,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2005, the Fund incurred $37,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares traded from their net asset value. During the six months ended June 30, 2005, the Fund repurchased 50,541 of its shares at an average discount of 13.75% from net asset value per share. Since the inception of the program, the Fund has repurchased 2,149,643 of its shares at an average discount of 18.98% from net asset value per share.  The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On January 28, 2005, the Board of Directors of the Fund authorized the Fund to conduct a tender offer during the first quarter of 2005 for up to 10% of the Fund’s shares, at a price equal to 95% of the Fund’s net asset value per share (“NAV”) on the last day of the tender period.

The Latin American Discovery Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

On June 15, 2005, the Fund completed the tender offer.  The Fund accepted 898,427 shares for payment which represented 10% of the Fund’s then outstanding shares.  Final payment was made on June 22, 2005 at $21.79 per share, representing 95% of the NAV per share on June 15, 2005.

On June 20, 2005 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.0216 per share, derived from net investment income, and $0.4066 per share, derived from capital gains payable on July 15, 2005 to stockholders of record on June 30, 2005.

Reporting to Stockholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im.  This information is also available on the SEC’s website at www.sec.gov.

The Latin American Discovery Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

 The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Latin American Discovery Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10030

1 (800) 278-4353

Item 2.  Code of Ethics.

Not applicable for semi-annual reports

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Required disclosure beginning with fiscal year end 12/31/05.

Item 9. Closed-End Fund Repurchases

The Latin American Discovery Fund, Inc.*

TOTAL NUMBER OF
			SHARES PURCHASED AS	MAXIMUM NUMBER
			PART OF PUBLICLY	OF SHARES THAT MAY YET
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	BE PURCHASED UNDER
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	THE PLANS OR PROGRAMS
January	—	—	—	Unlimited
February	—	—	—	Unlimited
March	13,972	$18.65	13,972	Unlimited
April	23,604	$17.66	23,604	Unlimited
May	12,965	$18.40	12,965	Unlimited
June	—	—	—	Unlimited

*  The Share Repurchase Program commenced on 9/15/1998

** The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semi-annual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Latin American Discovery Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 23, 2005